UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2020

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 AVENUE OF THE AMERICAS, 45TH FLOOR, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Offering of Additional Notes

On December 23, 2020, Fortress Transportation and Infrastructure Investors LLC (the “Company”) closed its previously announced private offering of additional 6.50% senior notes due 2025 (the “Additional Notes”).  $400.0 million aggregate principal amount of Additional Notes were issued in the offering, at an issue price equal to 101.750% of principal, plus accrued interest from and including October 1, 2020.  On December 23, 2020, the Company used a portion of the net proceeds from the offering to purchase $300.0 million in aggregate principal amount of its 6.75% Senior Notes due 2022 (“2022 Notes”) validly tendered prior to the Early Tender Deadline (as defined below) and accepted for purchase by the Company in the Company’s previously announced cash tender offer (the “Tender Offer”), and to pay accrued and unpaid interest, premiums, fees and expenses in connection therewith.  Any additional net proceeds will be used for general corporate purposes, which may include the funding of future acquisitions and investments, including aviation investments.

The Additional Notes were issued pursuant to the indenture, dated as of September 18, 2018 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 21, 2019 (the “First Supplemental Indenture”), and the Second Supplemental Indenture, dated as of December 23, 2020 (the “Second Supplemental Indenture”; the Base Indenture, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”).  The Company is filing the Second Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

The original 6.50% senior notes due 2025 were issued in an aggregate principal amount of $300.0 million on September 18, 2018 (the “Original Notes”).  An additional $150.0 million in aggregate principal amount of 6.50% senior notes due 2025 were issued on May 21, 2019 (such additional notes, together with the Original Notes, the “Existing Notes”; and the Existing Notes, together with the Additional Notes, the “Notes”).  There are $850.0 million aggregate principal amount of Notes outstanding as of the date hereof.  The Additional Notes and the Existing Notes have identical terms, other than with respect to the date of issuance and the issue price, and will be treated as a single class for all purposes under the Indenture, including waivers, amendments, redemptions and offers to purchase.  For a description of the terms of the Base Indenture and the Notes, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2018, with respect to the Original Notes.  The description of the Indenture contained herein and therein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Indenture.

The Additional Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Tender Offer

On December 22, 2020, the Company announced the early tender results of the Tender Offer.  As of 5:00 p.m., New York City time, on December 22, 2020 (the “Early Tender Deadline”), approximately $613.4 million aggregate principal amount of the outstanding 2022 Notes (representing approximately 87.63% of the $700.0 million aggregate principal amount of 2022 Notes then outstanding) had been validly tendered and not validly withdrawn.

A copy of the press release announcing the early tender results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 23, 2020, the Company announced the early settlement of the Tender Offer and that the Company had accepted for purchase $300.0 million aggregate principal amount of the 2022 Notes validly tendered in connection with the Tender Offer.  The 2022 Notes accepted for payment were all validly tendered and not validly withdrawn on or prior to the Early Tender Deadline, subject to the terms of the Tender Offer.  Holders whose notes were accepted for purchase received total consideration of $1,016.00 per $1,000 principal amount of 2022 Notes, including an early tender premium equal to $30.00 per $1,000 principal amount of 2022 Notes, plus accrued and unpaid interest on the 2022 Notes from September 15, 2020 (the most recent payment of semi-annual interest) to, but not including, December 23, 2020, subject to the terms and conditions of the Tender Offer.

A copy of the press release announcing the early settlement of the Tender Offer is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated December 23, 2020, between Fortress Transportation and Infrastructure Investors LLC and U.S. Bank National Association, as trustee
99.1	Press Release Announcing Early Results of Tender Offer for 6.75% Senior Notes due 2022, dated December 22, 2020, issued by Fortress Transportation and Infrastructure Investors LLC
99.2	Press Release Announcing Early Settlement of Tender Offer for 6.75% Senior Notes due 2022, dated December 23, 2020, issued by Fortress Transportation and Infrastructure Investors LLC
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s anticipated use of the net proceeds from the offering. Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to the Company. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this communication are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us, that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented by the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

	By:	/s/ Scott Christopher
	Name:	Scott Christopher
	Title:	Chief Financial Officer

Date: December 23, 2020